Intangible Asset, Net - Schedule of Future Estimated Amortization Expenses (Details)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Goodwill and Intangible Assets Disclosure [Abstract]
2023	¥ 985,844
2024	985,844
2025	985,844
2026	985,844
2027	985,844
Thereafter	43,787,912
Total	¥ 48,717,132	$ 6,994,964	¥ 0